SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 22, 1999


                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE               1-3521                   95-4128205
(State or other jurisdic-   (Commission File           (I.R.S. Employer
tion of incorporation)          Number)                Identification No.)



                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                    (Address of principal executive offices)



                                 (813) 6326-4500
               Registrant's telephone number, including area code

     This Amendment No. 1 on Form 8-K/A amends the Registrant's Current Report on Form 8-K filed January 25, 1999.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)        Exhibits

 Exhibit      Description

 4(a)          Officers'  Certificate,  dated  as  of  January  22,  1999, pursuant to Section 301 of the Senior Indenture, dated as of October 1, 1997, between the Registrant and First Union National Bank, as Senior Trustee (without attachment)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ARISTAR, INC.



                             By: /s/ Fay L. Chapman
                                --------------------------------------
                                Fay L. Chapman
                                Executive Vice President

Date:  February 5, 1999

                                  EXHIBIT INDEX


         Exhibit           Description

4(a)          Officers'  Certificate,  dated  as  of  January  22,  1999, pursuant to Section 301 of the Senior Indenture, dated as of October 1, 1997, between the Registrant and First Union National Bank, as Senior Trustee (without attachment)